Exhibit 10.1

      PURSUANT TO THE TERMS OF AN AGREEMENT AMONG THE HOLDER, WATTS INDUSTRIES, INC., WATTS REGULATOR COMPANY, AND THE OTHER SIGNATORIES TO SUCH AGREEMENT, THE HOLDER OF THIS PROMISSORY NOTE MAY NOT SELL, TRANSFER, ASSIGN OR CONVEY ALL OR ANY PORTION OF THIS NOTE, OR ANY INTEREST HEREIN, PRIOR TO MAY 9, 2005. SUCH AGREEMENT ALSO PROHIBITS ANY MORTGAGE, PLEDGE, LIEN CONDITIONAL SALE AGREEMENT, SECURITY INTEREST, ENCUMBRANCE OR OTHER CHARGE ON THIS PROMISSORY NOTE PRIOR TO MAY 9, 2005.

                                 PROMISSORY NOTE

Sacramento, California                                         May 9, 2002
$6,297,445.27

      FOR VALUE RECEIVED, the undersigned, WATTS REGULATOR COMPANY, a Massachusetts corporation, and WATTS INDUSTRIES, INC., a Delaware corporation (referred to herein individually as "Borrower" and together as "Borrowers"), jointly and severally promise to pay to the order of [Payee], (hereinafter, together with his/her/its successors, heirs and assigns, the "Payee") at [Address], or at such other place as the holder of this promissory note ("Note") may designate in writing from time to time, the principal sum of Six Million Two Hundred Ninety-Seven Thousand Four Hundred Forty-Five DOLLARS and Twenty-Seven CENTS ($6,297,445.27), together with interest on the unpaid principal balance of this Note from time to time outstanding, until paid in full at the rate hereinafter provided.

      1. Interest. Borrowers shall pay interest on the unpaid and outstanding principal balance of this Note, commencing on the date hereof and continuing until the repayment of the Note in full, at an annual rate equal to the London InterBank Offered Rate (LIBOR) for one-year loans plus 1.45%, such rate initially determined as of the date of this Note and adjusted on each Payment Date (as defined below). The LIBOR for one-year loans will be such rate in effect as published in the Wall Street Journal on the date of this Note and on each Payment Date. All interest under this Note shall be computed on the basis of the actual number of days elapsed over an assumed year consisting of three hundred sixty (360) days.

      2. Terms and Conditions of Payment. The principal amount of this Note, or so much thereof as remains outstanding from time to time, together with all interest and other sums owed to Payee pursuant to any other terms and conditions hereof, shall be due and payable by Borrowers as follows:

            (a) Equal installments of principal in the amount of One Million Five Hundred Seventy-Four Thousand Three Hundred Sixty-One DOLLARS and Thirty-Two CENTS ($1,574,361.32) plus accrued and unpaid interest calculated in accordance with the terms of Paragraph 1 above shall be paid annually no later than 4:30 p.m. Pacific Standard Time on May


                                 PROMISSORY NOTE

9, of each of 2003, 2004, 2005 and on the Maturity Date (defined below) (or if such day is not a business day, on the next business day thereafter, and such extension of time shall be included in the computation of payment of interest) (each a "Payment Date").

            (b) All outstanding principal, together with all accrued and unpaid interest on the unpaid principal balance of this Note and all other sums then owed with respect to this Note, if not sooner due and payable as provided herein, shall be due and payable in full on May 9, 2006 ("Maturity Date").

            (c) All sums paid by Borrowers to Payee in connection with this Note shall be applied: (i) first to sums, other than principal and interest, due to Payee pursuant to this Note; (ii) next, to accrued but unpaid interest on this Note; and (iii) next, to the unpaid principal balance of this Note. Principal, interest and all other sums payable under this Note shall be payable in lawful money of the United States and by immediately available funds.

      3. Fees. Without limiting the rights or remedies of Payee under this Note or the Agreement, Borrowers shall indemnify Payee from and against, and shall pay to Payee on demand, any reasonable fees, costs, expenses or losses (including, without limitation, reasonable attorneys' fees, court costs, reasonable expert witness fees and administrative costs) ("Fees") incurred by Payee as a result of the failure of Borrowers to make any payment of interest and/or principal when due. It is further expressly agreed that if this Note is referred to an attorney or if suit is brought to collect this Note or any part hereof or to enforce or protect any rights conferred upon Payee by this Note or any other document evidencing this Note, then Borrowers promise and agree to pay all Fees incurred by Payee. Any Fees incurred by Payee shall be added to the principal amount outstanding hereunder and shall bear interest at the interest rate then in effect as calculated under the terms of Paragraph 1 of this Note.

      4. Prepayment. Borrowers may prepay the unpaid principal balance of this Note, in whole or in part, together with all accrued but unpaid interest on the portion so prepaid and any Fees or other sums payable to Payee under this Note without premium or penalty, at any time.

      5. Default; Acceleration. The unpaid principal balance of this Note, together with all accrued interest thereon, shall, at the option of the Payee, become immediately due and payable upon the occurrence any of the following events:

            (a) the failure of Borrowers to make payment of any interest and/or principal due hereunder that is not cured within ten (10) days of the delivery to one or both Borrowers by the Payee of written notice of such failure and the intention by the Payee to exercise its right of acceleration under this Paragraph 5;

            (b) the failure of Borrowers to perform or observe any other terms or provision of this Note, other than as specified in (a) above ("Nonmonetary Default"); except that if a Nonmonetary Default is curable, then, upon written notice of the Nonmonetary Default to a Borrower, the failure of Borrowers to cure the Nonmonetary Default within thirty (30) days from the date notice is given;


2                                PROMISSORY NOTE

            (c) the dissolution, liquidation or insolvency of a Borrower;

            (d) the filing of a petition in bankruptcy by, or the initiation of any proceeding under any bankruptcy or insolvency laws against, a Borrower;

            (e) any judgment, garnishment, seizure, tax lien or levy against any assets of a Borrower in excess of fifty million dollars ($50,000,000); and

            (f) the making of a general assignment for the benefit of creditors by a Borrower of this Note.

            Borrowers shall notify Payee promptly in writing of any transaction or event which may give rise to such right of acceleration described in subsections (c), (d), (e), or (f) of this Paragraph 5. The Payee acknowledges and agrees that in no event shall any exercise by Borrowers of their right to offset against amounts payable hereunder any unpaid amounts of Stockholders' Equity Shortage, as defined and provided in Section 1.2(b) of the Agreement (as defined below), or any exercise by Payee of its option, as provided in Section 7.5(d) of the Agreement, to apply all or a portion of sums due hereunder to offset any amounts owed for the payment of indemnification claims pursuant to
Section 7 of the Agreement, constitute or be deemed to constitute an event of default or a failure to make a timely payment of principal, interest or any other charge hereunder. Borrowers expressly acknowledge and agree that Borrowers shall not have any right of offset against any sums payable hereunder other than as described in the preceding sentence.

      6. Authority. Borrowers represent that each has full power, authority and legal right to execute and deliver this Note and to perform each of their obligations hereunder, and that this Note constitutes the valid and binding obligation of Borrowers, enforceable against Borrowers in accordance with its terms, except as enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally; and (ii) general principles of equity, regardless of whether considered in proceedings at law or in equity.

      7. No Guarantor or Surety. Borrowers acknowledge that (i) the maker of this Note is comprised of more than one person or entity, and (ii) no Borrower is a guarantor or surety because each Borrower is jointly and severally liable for the obligations under this Note. If, and to the extent, any Borrower is determined by a court of competent jurisdiction to have rights as a guarantor, surety or secondary obligor as against any other Borrower or if any Borrower raises or asserts as a defense to the payment or performance of any obligation of any Borrower under this Note that such Borrower is a guarantor, surety or secondary obligor and entitled to rights of suretyship or other similar rights, then the agreements and waivers set forth in Exhibit A, attached hereto and by reference incorporated herein, shall apply to each Borrower to the maximum extent permitted by law. Borrowers each hereby acknowledge that it has read and is bound by the agreements and waivers set forth in Exhibit A.

      8. Miscellaneous.


3                                PROMISSORY NOTE

            (a) This Note arises in connection with that certain Stock Purchase Agreement of even date herewith by and among Borrowers, Hunter Innovations, Inc., a California corporation (the "Company"), Hunter Technology Partners, a California general partnership, Payee and other Equity Holders of the Company identified therein (the "Agreement"). All capitalized terms not defined and used herein shall have the meanings assigned to them in the Agreement unless the context hereof requires otherwise.

            (b) Borrowers each represent and warrant that none of (i) the Revolving Credit Agreement, dated as of February 28, 2002, by and among Watts Industries, Inc., Watts Regulator Co., Watts Industries Europe B.V., Fleet National Bank and the lenders listed therein, (ii) the Indenture governing the Watts 8 3/8% notes, or (iii) the Industrial Revenue Bonds requires the subordination of this Note or any obligation of Borrowers hereunder.

            (c) Borrowers hereby waive all rights to presentment for payment, demand, protest, notice of nonpayment and any other notices, except as expressly provided herein.

            (d) The Payee shall not be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the Payee and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event. No delay or omission of the Payee to exercise any right, whether before or after a default hereunder, shall impair any such right or shall be construed to be a waiver of any right or default, and the acceptance at any time by the Payee of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

            (e) Time is of the essence. Upon any default hereunder, the Payee may exercise all rights and remedies provided for herein and by law including, but not limited to, the right to immediate payment in full of this Note.

            (f) The remedies of the Payee as provided herein or in law or in equity, shall be cumulative and concurrent, and may be pursued singularly, successively, or together at the sole discretion of the Payee, and may be exercised as often as occasion therefor shall occur.

            (g) The Payee shall have the right to sell, assign, transfer, negotiate, hypothecate, pledge, or grant participations in, either in part or in its entirety, this Note and any other instrument evidencing the indebtedness of this Note, without Borrowers' consent, except as otherwise provided in Section
3.5 of the Agreement. Within five (5) days after the Payee's request, Borrowers shall certify to the holder and any proposed transferee as to the then outstanding amounts of principal, interest and other amounts owing hereunder, that no default exists on the part of the Payee and, except as set forth herein, that Borrowers have no claims against the Note or offsets against amounts owing under the Note. At the request of Payee or such transferee, Borrowers shall simultaneously deliver a copy of any notice given to Payee hereunder to such transferee.


4                                PROMISSORY NOTE

            (h) The terms, covenants and conditions contained herein shall be binding upon the successors and assigns of Borrowers and shall inure to the benefit of the successors and permitted assigns of Payee.

            (i) All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Agreement directed to the parties at their respective addresses as provided therein.

            (j) This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrowers or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

            (k) It is the intention of Borrowers and Payee that the interest to accrue and other charges of this Note for the use, forbearance or detention of money shall at all times comply with any usury limitations that may become applicable. In the event that interest charged or to be charged under this Note shall at any time be determined by a court of competent jurisdiction to exceed the highest applicable federal or state usury limit, the amount of such excessive interest shall, at the option of Payee, be immediately refunded by its recipient(s) to Borrowers or credited against outstanding principal under this Note.

            (l) If any provision of this Note, or the application of it to any party or circumstance, is held to be invalid, the remainder of this Note and the application of that provision to other parties or circumstances shall not be affected by that invalidity, the provision of this Note being severable in any such instance.

            (m) The word "undersigned" and each of "Borrower" and "Borrowers" as used herein shall mean all such parties signing as maker of this Note, each one of whom shall be jointly and severally liable as maker. The liability of such maker of this Note shall be that of principals and not that of accommodation parties, sureties or guarantors. The Payee may bring and prosecute a separate action or actions against one Borrower whether or not the other Borrower, or any other person or entity, is joined in any such action or a separate action or actions are brought against the other Borrower for all or part of the obligations due under the Note.

            (n) This Note may be executed in counterparts, each of which taken together shall constitute one and the same instrument.

            (o) THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE WITHOUT GIVING EFFECT TO SUCH STATE'S PRINCIPLES OF CONFLICTS OF LAWS.

            (p) BORROWERS IRREVOCABLY SUBMIT TO THE JURISDICTION AND VENUE OF THE STATE SUPERIOR COURT SITTING IN SACRAMENTO COUNTY OR FEDERAL DISTRICT COURT SITTING IN THE EASTERN DISTRICT OF THE STATE


5                                PROMISSORY NOTE

OF CALIFORNIA, OVER ANY ACTION OR PROCEEDING RELATING TO THIS NOTE. BORROWERS AGREE THAT ALL CLAIMS RELATING TO THIS NOTE MAY BE HEARD AND DETERMINED IN SUCH STATE OR FEDERAL COURT AND THAT BORROWERS WILL NOT SEEK TO TRANSFER TO ANY OTHER VENUE ON ANY GROUNDS, INCLUDING, WITHOUT LIMITATION, INCONVENIENCE OR IMPROPRIETY OF THE VENUE, OR REMOVE FROM STATE TO FEDERAL COURT ANY SUCH ACTION OR PROCEEDING. BORROWERS ALSO IRREVOCABLY CONSENT TO THE SERVICE OF ANY AND ALL LEGAL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO BORROWERS AT THE ADDRESS SET FORTH OPPOSITE EACH BORROWER'S SIGNATURE HERETO, OR AT SUCH OTHER ADDRESSES AS BORROWERS MAY HEREAFTER DESIGNATE IN A WRITTEN NOTICE TO THE PAYEE. BORROWERS AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PERMITTED BY LAW. NOTHING IN THIS PARAGRAPH SHALL AFFECT THE RIGHT OF THE PAYEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE PAYEE TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWERS OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.


6                                PROMISSORY NOTE

      IN WITNESS WHEREOF, the undersigned have executed this Note the day and year set forth above.

BORROWER:

WATTS REGULATOR COMPANY,                       Address:
a Massachusetts corporation
                                               815 Chestnut Street
                                               North Andover, MA  01845
By: /s/ Michael O. Fifer
    -----------------------------
Name: Michael O. Fifer
Title: President

BORROWER:

WATTS INDUSTRIES, INC., a                      Address:
Delaware corporation
                                               815 Chestnut Street
                                               North Andover, MA  01845

By: /s/ Michael O. Fifer
    -----------------------------
Name: Michael O. Fifer
Title: Corporate Vice President


7                                PROMISSORY NOTE

                                    EXHIBIT A
                                    ---------

                               SURETYSHIP WAIVERS
                               ------------------

      1. Additional Waivers. In addition, and without limiting any other waiver contained in this Note:

      (a) Obligation Absolute. Borrowers each hereby unconditionally waive any defense to the enforcement of the Note based on the characterization of any Borrower as a guarantor and without limitation:

            (i) The obligations of Borrowers hereunder shall remain in full force and effect without regard to, and shall not be impaired by the following, any of which may be taken by the Payee without the consent of or notice to Borrowers, nor shall any of the following give any Borrower any recourse or right of action against Payee:

                  (1) Any renewal, compromise, extension, acceleration or other change in the time for payment or performance of, or change in the terms of the Note or any part thereof, including, without limitation, extensions beyond the original term;

                  (2) Any exercise or non-exercise by Payee of any right or
            remedy it may have under the Note;

                  (3) Any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to either Borrower or any guarantor (which terms shall include any other party at any time directly or contingently liable for any of a Borrower's obligations under the Note) or any action taken with respect to the Note by any trustee or receiver, or by any court, in any such proceeding, whether or not the Borrowers have had notice or knowledge of any of the foregoing;

                  (4) Any settlement, compromise, release or substitution of any maker, endorser or guarantor of the Note;

                  (5) Any acceptance or receipt of partial payments or
            performance on the Note;

                  (6) Any entering into such other transaction or business
            dealings with any Borrower as the Payee may desire;

                  (7) Any assignment of the Note, or any interest therein, in whole or in part, provided that Payee has given prior written notice to Borrowers regarding such assignment; provided, however, notwithstanding anything to the contrary in


8                                PROMISSORY NOTE
            this Note, Borrowers' rights with respect to any breach or violation of Section 3.5 of the Agreement shall not be waived due to any assignment of the Note;

                  (8) Any acceptance or making of arrangements to, or file or refrain from, filing a claim in any bankruptcy proceeding of any Borrower; and

                  (9) Any making of other or additional loans to Borrowers in such amount and at such times as the Payee may determine.

      (b) Waivers. Borrowers each hereby unconditionally waive any defense to the enforcement of this Note, including:

                  (1) All presentments, demands for performance, notices of
            nonperformance, protests, notices of protest, notices of dishonor, and any other notice, except as provided for specifically in this Note;

                  (2) Any right to require the Payee to proceed against any
            other Borrower or any guarantor at any time or to proceed against or to pursue any other remedy whatsoever at any time;

                  (3) The defense of any statute of limitations affecting the liability of Borrowers hereunder, the liability of any guarantor or the enforcement hereof, to the extent permitted by law;

                  (4) Any defense arising by reason of any invalidity or
            unenforceability of (or any limitation of liability in) the Note or the Agreement or any disability of any Borrower or any guarantor or of any manner in which the Payee has exercised its rights and remedies under the Note or the Agreement, or by any cessation from any cause whatsoever of the liability of any Borrower or any guarantor;

                  (5) Without limitation on clause (4) above, any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of any Borrower or any principal of any Borrower or any defect in the formation of any Borrower or any principal of any Borrower;

                  (6) Any bankruptcy, insolvency, reorganization arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Borrower, including any discharge of, bar or stay against collecting, all or any part of the Note in or as a result of any such proceeding;

                  (7) Any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other aspects more burdensome than that of a principal;

                  (8) Any duty of the Payee to advise Borrowers of any
            information known to the Payee regarding the financial condition of any other Borrower and


9                                PROMISSORY NOTE
            all other circumstances affecting any other Borrower's ability to perform its obligations to the Payee, it being agreed that Borrowers assume the responsibility for being and keeping informed regarding such condition or any such circumstances; and

                  (9) Without limiting the generality of the foregoing or any other provision hereof, any rights and benefits which might otherwise be available to Borrowers under California Civil Code Sections 2787 to 2855, inclusive.

      (c) Subrogation. Borrowers understand that the exercise by Payee of certain rights and remedies may affect a Borrower's right of subrogation against any other Borrower or any guarantor and that Borrower may therefore incur partially or totally non reimbursable liability hereunder. Nevertheless, Borrowers hereby authorize and empower the Payee to exercise in its sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of Borrowers that the obligations hereunder shall be absolute, continuing, independent and unconditional under any and all circumstances. Notwithstanding any other provision of this Note to the contrary, Borrowers hereby subordinate to the claims and remedies of Payee, any claim or other right which Borrowers may now have or hereafter acquire against any other Borrower or any guarantor of all or any of the obligations of Borrowers hereby that arise from the existence or performance of Borrowers' obligations under this Note or the Agreement, including any right of subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy of Payee against any other Borrower, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from any Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, payment on account of such claim or other rights.

      (d) Independent Obligations. The obligation of each Borrower hereunder is independent of the obligation of any other Borrower and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against a Borrower, whether or not the Borrower is the alter ego of any other Borrower and whether or not any other Borrower is joined therein or a separate action or actions are brought against any other Borrower. The Payee's rights hereunder shall not be exhausted until all of the obligations under the Note have been fully paid and performed.

      (e) Subordination. Each Borrower subordinates all present indebtedness owing by any other Borrower to such Borrower to the obligations at any time owing by Borrowers to the Payee under the Note. Upon an event of default under this Note, Borrowers each agree to make no claim on such indebtedness until all past due obligations of any other Borrower under the Note have been fully discharged. Borrowers further agree not to assign all or any part of such indebtedness unless Payee is given prior notice and such assignment is expressly made subject to the terms of this Note. Any payment on such indebtedness to a Borrower following and during the continuance of an event of default under this Note, if Payee so requests, shall be collected, enforced and received by Borrower as trustee for the Payee and be paid over to the Payee on account of its obligations under the Note, but without reducing or affecting in any manner the


10                               PROMISSORY NOTE
liability of Borrowers under the other provisions of the Note. Following and during the continuance of an event of default under this Note, the Payee is authorized and empowered (but without any obligation to do so), in its discretion, (a) in the name of such Borrower, to collect and enforce and to submit claims in respect of, indebtedness of another Borrower and to apply any amounts received thereon to the Note, and (b) to require Borrower (i) to collect and enforce, and to submit claims in respect of, indebtedness of Borrower to any other Borrower or any guarantor and (ii) to pay any amounts received on such indebtedness to the Payee for application to the Note.

      (f) Bankruptcy; Reinstatement. Notwithstanding anything to the contrary herein, the liability of Borrowers hereunder shall be reinstated and revised, and the rights of Payee shall continue, with respect to any amount at any time paid by or on behalf of any Borrower on account of the Note which the Payee shall restore or return by reason of the bankruptcy, insolvency or reorganization under applicable bankruptcy laws, of any Borrower for any other reasons, all as though such amount had not been paid.

      2. Understanding with Respect to Waivers. Borrowers warrant and agree that each of the waivers and consents set forth herein is made voluntarily and unconditionally and with full knowledge of its complexity, significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Borrower or any guarantor otherwise may have against any other Borrower, the Payee or any other Person.


11                               PROMISSORY NOTE